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SECURTIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2004
Date of Report (Date of earliest event reported):

THE BOYDS COLLECTION, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State of Other Jurisdiction of Incorporation)	001-14843 (Commission File Number)	52-1418730 (I.R.S. Employer Identification Number)

350 South Street, McSherrystown, Pennsylvania 17344
(Address of principal executive offices) (Zip Code)

(717) 633-9898
(Registrant's Telephone Number, including Area Code)

Item 7. Exhibits

(c) Exhibits
99	Press release dated April 8, 2004, issued by the company.

Item 12. Results of Operations and Financial Condition

        On April 8, 2004, The Boyds Collection, Ltd. (the "Company") issued a press release regarding the appointment of Catharine Clark as VP of Supply Chain and Operations. The press release of the Company is attached hereto as Exhibit 99.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2004	THE BOYDS COLLECTION, LTD.
	By:	/s/ JOSEPH E. MACHARSKY Name: Joseph E. Macharsky Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
99	Press release dated April 8, 2004, issued by the company.

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  Item 7. Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX